UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2008 (March 11, 2008)

WELLPOINT, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Indiana	001-16751	35-2145715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2008, Jamie S. Miller notified WellPoint, Inc. (the “Company”) that she is resigning as Chief Accounting Officer, Senior Vice President and Controller of the Company effective as of April 4, 2008 in order to become the Vice President – Comptroller and Chief Accounting Officer at General Electric Company. Wayne S. DeVeydt, the Company’s Chief Financial Officer and Executive Vice President, will assume the responsibilities of Chief Accounting Officer upon Ms. Miller’s departure.

“We congratulate Jamie on her new position as Chief Accounting Officer of GE, one of the largest companies in the U.S.”, said Angela F. Braly, the President and Chief Executive Officer of the Company. Ms. Miller said “I am very grateful for the opportunities and experience I obtained at WellPoint, which is a great company. I’m very excited to join the GE leadership team.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLPOINT, INC.

By:	/s/ John Cannon
Name:	John Cannon
Title:	Executive Vice President and General Counsel

Date: March 12, 2008

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